UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2009

Aastrom Biosciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan		48106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(734) 930-5555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Aastrom Biosciences, Inc., a Michigan corporation (the "Company"), has amended its Restated Articles of Incorporation, as amended (the "Articles"). At the Annual Meeting of Shareholders of the Company held on December 14, 2009 (the "Annual Meeting"), the shareholders approved an amendment to the Articles that increased the authorized shares of common stock from 250,000,000 to 500,000,000. The amendment to the Articles was filed with the Corporation Division of the Bureau of Commercial Services of the State of Michigan on December 14, 2009.

The Restated Articles, as amended, are being filed herewith as Exhibit 4.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

December 17, 2009	By:	/s/ Timothy M. Mayleben

Name: Timothy M. Mayleben
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

4.1	Restated Articles, as amended (in electronic format only as of December 14, 2009).